UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

MIDDLEBROOK PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-50414	52-2208264
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100, Westlake, Texas	76262
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 837-1200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On November 5, 2009, MiddleBrook Pharmaceuticals, Inc. (“MiddleBrook”) issued a press release announcing its financial results for the third quarter ended September 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 5, 2009, MiddleBrook will conduct a conference call to review its sales and earnings results for the third quarter ended September 30, 2009. A live audio webcast of the conference call will include a slide presentation that contains, among other things, forward-looking information about MiddleBrook and its business. The slides that MiddleBrook will use in this presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Certain statements in the slide presentation constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about MiddleBrook’s strategies for the commercialization of MOXATAG, MOXATAG’s expected growth and market position, the impact of MiddleBrook’s sales force realignment and reduction in headcount, the success and financial impact of the $20 Max Copay Program, expansion of coverage of Moxatag under managed care and Medicaid plans, MiddleBrook’s growth strategies and future financial performance, and MiddleBrook’s need for additional capital. Words such as “continue,” “will,” “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent MiddleBrook’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to obtain market acceptance of or to successfully commercialize MOXATAG, the effectiveness of the PULSYS technology, the severity of the strep throat season, the effectiveness of MiddleBrook’s sales and marketing infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in MiddleBrook’s Annual Report on Form 10-K for the year ended December 31, 2008 and in Part II, Item 1A. Risk Factors in MiddleBrook’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the slide presentation. Except to the extent required by applicable securities laws, MiddleBrook undertakes no obligation to update any forward-looking statement contained in the slide presentation, whether as a result of new information, future events, or otherwise.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release issued November 5, 2009
99.2	Slide presentation to accompany the November 5, 2009 conference call

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.

Date: November 5, 2009	By:	/s/ Dave Becker

Dave Becker Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued November 5, 2009
99.2	Slide presentation to accompany the November 5, 2009 conference call

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